SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 28, 2003

MYKROLIS CORPORATION

(Exact name of registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation or Organization)

001-16611	04-3536767
(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road, Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)

(978) 436-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 9.    Regulation FD Disclosure

and

Item 12.    Results of Operations and Financial Condition

On July 28, 2003, the registrant issued a press release to announce earnings for the second quarter of fiscal year 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The attached press release includes statements of the pro forma net loss per diluted share before a restructuring charge for the second quarter of 2003 and for the first six months of 2003. Registrant has provided this information in the press release because it believes that these pro forma net loss figures provide investors with a clearer picture of registrant’s progress towards achieving profitability.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Item 9 and this Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth herein will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MYKROLIS CORPORATION

Dated: July 28, 2003	By:	/s/ BERTRAND LOY
Bertrand Loy, Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit
99.1	Press Release. Dated July 28, 2003.